[Qwest LOGO]



ride the light [sm]

     Qwest

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[Qwest LOGO]

This presentation contains forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the SEC, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

These materials include analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. In addition, certain statements regarding synergies and other projections and information contained in this presentation are based on publicly available information regarding U S West and Frontier. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or such publicly available information or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

The Qwest logo is a registered trademark of Qwest Communications International Inc. in the U.S. and certain other countries.

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[Qwest LOGO]

                                Joseph P. Nacchio

                                    Chairman
                                       and
                             Chief Executive Officer



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[Qwest LOGO]        We are announcing


[U S WEST Logo]    o  A superior offer to U S WEST shareholders for a merger
                      with Qwest


[Frontier          o  A superior offer to Frontier shareholders for a merger
Logo]                 with Qwest


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[Qwest LOGO]                        The Announcement




                                  [Qwest LOGO]


                                 [U S WEST Logo]


                                 [Frontier Logo]


          Creating an $87 Billion Worldwide Communications Powerhouse

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[Qwest LOGO]                   Why Combine These Companies?


     o Expands and accelerates the Qwest growth strategy -- worldwide deployment of broadband Internet services by adding more:

       -- Scale economies - size matters
       -- Worldwide fiber backbone - fortify position
       -- Broadband local access - direct access to customers
       -- IP / Value-added data services - multimedia and ASP
       -- Distribution and customers - reach more markets

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[Qwest LOGO]                  A Bigger and Stronger Company


                      Stand Alone    Combined
                      -----------    --------
2000 Estimates
  - Revenue             $4.65B         $22B
  - EBITDA              $1.1B          $8B
o  Customers            4M             31M
o  Employees            8,500          71,000
o  Market Cap           $36B           $87B
   (6/11/99)


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[Qwest LOGO]                  An Even Larger Network Presence


                                 Stand Alone      Combined
                                 -----------      --------
o      U.S. Route Miles            18.8K            79.2K
o      U.S. Fiber Miles            900K             2.9M
o      U.S. MSAs On-net            150              175
o      Europe Route Miles          2.1K             2.1K
o      Europe Fiber Miles          100K             100K
o      Trans-Oceanic               67 Gbps          67 Gbps
o      Global Fiber Miles          1.3M             3.35M



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[Qwest LOGO]                  Expands Broadband Local Access


                                Stand Alone    Combined
                                -----------    --------
o      Total Markets Covered      40             75
o      Metro Fiber Rings          19             35
o      Access Lines               -              17M
o      DSL Lines                  -              35,000
o      DSL Markets                31             45
o      Fixed Wireless Markets     40             40
o      PCS Customers              -              220,000


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[Qwest LOGO]                  Expands Service Line

                              Stand Alone         Combined
                              -----------         --------
o      Hosting Centers         7                   23
o      OC-48 IP Miles          50,000              110,000
o      Data/IP Solutions       QIMM                QIMM
                                                   GlobalCenter
                                                   !nterprise
o      IP Employees            550                 2,100

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[Qwest LOGO]                  Strong Regional Presence


[MAP OF US LISTING LARGE CORPORATIONS THAT HAVE HEADQUARTERS IN U S WEST AREAS AND PRINCIPAL FRONTIER SERVICE AREA]

Microsoft, Boeing, Costco, Safeco, Weyerhaeuser, Nordstrom,
Airborne Freight, Nike, Pacificorp, American Stores, Miicroage, Phelps Dodge, ConAgra, IBP, Berkshire Hathaway, Mutual of Omaha, Sun Healthcare, Dayton Hudson, United Healthcare, Northwest Airlines, General Mills, Best Buy, 3M, Maytag, Principal Financial, KN Energy, Ball Corp, Corporate Express, Bausch & Lomb, Cabletron, Kodak, Xerox

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[Qwest LOGO]                  Robust U.S. Broadband Presence




[MAP OF US HIGHLIGHTING U S WEST AND BELLSOUTH SERVICE AREAS AND ILLUSTRATING THE LOCATIONS THROUGHOUT THE US WHERE THE COMBINED COMPANY WOULD HAVE BROADBAND PRESENCE DIRECTLY OR THROUGH AFFILIATES]

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[Qwest LOGO]                  An Expanding Global Multimedia Network


[MAP OF US, MEXICO, JAPAN AND EUROPE AND ATLANTIC AND PACIFIC OCEANS ILLUSTRATING INTERNATIONAL FIBER NETWORK OF THE COMBINED COMPANY]


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[Qwest LOGO]                  Superior Terms to Other Offers


o Higher premiums

o Stronger currency with substantial company assets and management team support

o More value from greater realizable synergies

o Simple transaction structures

o Clear leadership

o Integration experience -- higher probability of success

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[Qwest LOGO]                  U S WEST Proposal


                              With Frontier            Without Frontier

Terms                         1.783 Qwest Shares       1.738 Qwest Shares

As of June 11
Value                         $80                      $78
Premium to U S WEST price     46%                      42%
Premium to Other Offer        25%                      22%

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[Qwest LOGO]                  Frontier Proposal

                                 With U S WEST               Without U S WEST

Terms                            1.226 Qwest Shares          1.181 Qwest Shares
                                     + $20 Cash                  + $20 Cash


As of June 11
Value                                $75                          $73
Premium to Frontier price            35%                          32%
Premium to Other Offer               19%                          16%

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[Qwest LOGO]                  Merger Process

     o    Offers not conditioned upon each other

     o    Conditions to Closing
          - Shareowner approval
          - Regulatory approval

     o    Closing
          - Same timing as other offer
          - Close Frontier by year end 1999
          - Close U S WEST by mid 2000

     o    Integration/synergy ramp up period 2H00-2001

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[Qwest LOGO]


                               Robert S. Woodruff


                            Executive Vice President
                                       and
                             Chief Financial Officer

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[Qwest LOGO]
                          New Large Cap Growth Company

     o    $87B market capitalization

     o    Pro forma revenue goes to $22B
          - Post 271 growth of 15-17%

     o    Pro forma EDITDA goes to $8B
          - Post 271 growth of 20%+

     o    EPS accretive first year after close

     o    Growth in shareholder value

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[Qwest LOGO])
                          Large Cap Growth Company

                         Market Cap              Revenue              Growth
                         ----------              -------              ------

Qwest Combined              $87B                  $22B                15-18%

General Electric           $330B                 $101B                  14%

Wal-Mart                   $190B                 $142B                  17%

MCIWorldcom                $165B                  $30B                  17%

Merck                      $160B                  $28B                  14%

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[Qwest LOGO]
                         Combined Pro Forma Revenue
                         by Service Type

                    [ ] Data/Internet        [ ] Local Voice

                    [ ] Long Distance        [ ] PCS             [ ] Other

               2000E                                   2005E

   [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]

   (Pie chart showing 18% Data/Internet,   (Pie chart showing 46% Data/Internet,
   1% PCS, 9% Other, 25% Long Distance,    3% PCS, 3% Other, 22% Long Distance,
   47% Local Voice)                        26% Local Voice)

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[Qwest LOGO]                  Synergies

     o        Significant - $14B through 2005
     o        Real - specifically identified
     o        Attainable - proven experience in delivering

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[Qwest LOGO]                  Synergy Summary - Combined


                                   2002                5 Year Total

     Revenue (EBITDA Impact)      $200-300             $2,900-3,100

     Network/Operations           $350-450             $2,200-2,400

     SG&A                         $550-750             $4,500-4,700

     Capital                      $700-800             $3,800-4,000
                                  --------             ------------

     Total                      $1,800-2,300          $13,400-14,200

                                                            ($millions)


          o        Synergy ramp to full year impact in 2002

          o Real synergies based on identified cost, capital savings, and revenue enhancement

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[Qwest LOGO]                  Synergy Summary - U S WEST


                                   2002                5 Year Total

     Revenue (EBITDA Impact)      $200-250             $2,600-2,750

     Network/Operations           $250-300             $1,600-1,700

     SG&A                         $400-550             $2,900-3,000

     Capital                      $400-450             $2,200-2,300
                                  --------             ------------

     Total                      $1,250-1,550           $9,300-9,750

                                                            ($millions)

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[Qwest LOGO]                  Synergy Summary - Frontier


                                   2002                5 Year Total

     Revenue (EBITDA Impact)        $0-50                $300-350

     Network/Operations           $100-150               $600-700

     SG&A                         $150-200             $1,600-1,700

     Capital                      $300-350             $1,600-1,700
                                  --------             ------------

     Total                        $550-750             $4,100-4,450

                                                            ($millions)

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[Qwest LOGO]                  Synergy Components


      o  Revenue
          - Local revenue enhancement
          - Aggressive data expansion
          - IP and value-added services
          - Long distance

      o  Network Cost
          - Network operations and maintenance
          - Access and transport

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[Qwest LOGO]                  Synergy Components


      o  SG&A
         - Billing and customer support solutions
         - Back office support consolidation
         - Distribution channel effectiveness
         - Procurement efficiencies

      o  Capital
         - Duplicative network buildout
         - Infrastructure and back office duplication

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[Qwest LOGO]

                             The Right Transactions
                               by the Right Team
                             for the Right Reasons

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[Qwest LOGO]           In Summary:  It's About Growth

               o        Growth in Scale

               o        Growth in Scope

               o        Growth in Revenue

               o        Growth in EBITDA

               o        Growth in Opportunity

               o        GROWTH IN SHAREHOLDER VALUE


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[Qwest LOGO]



                                 ride the light
                                   [logo](SM)
                                    Qwest(R)